PYXIS FUNDS I

Pyxis Long/Short Equity Fund

Pyxis Long/Short Healthcare Fund

Pyxis Floating Rate Opportunities Fund

Class A, B, C and Z Shares

Supplement dated September 5, 2012 to the Class A, Class B and Class C Shares Prospectus and the Class Z

Shares Prospectus, each dated November 1, 2011, as supplemented from time to time

This Supplement provides new and additional information beyond that contained in the Prospectuses and should be read in conjunction with the Prospectuses.

Shareowner Guide – How to Invest in The Pyxis Funds

How to Buy Shares

Effective immediately, the instructions regarding the “By exchange” method in the chart on page 49 of the Class A, Class B and Class C Shares Prospectus, and on page 46 of the Class Z Shares Prospectus under “Shareowner Guide – How to Invest in the Pyxis Funds – How to Buy Shares” is amended and restated as follows:

You or your Financial Advisor may acquire shares of a Fund for your account by exchanging shares you own in certain other funds advised by Pyxis for shares of the same class of a Fund, subject to the conditions described in “Exchange of Shares” below. In addition, you or your Financial Advisor may exchange shares of a class of a Fund you own for shares of a different class of the same Fund, subject to the conditions described in “Exchange of Shares” below. To exchange, send written instructions to the applicable Fund, at the address noted below(2) or call 1-877-665-1287.

Choosing a Share Class

Effective immediately, the following paragraph is inserted after the second full paragraph on pages 52-53 in the Class A, Class B and Class C Shares Prospectus under “Shareowner Guide – How to Invest in the Pyxis Funds – Choosing a Share Class – Reduced Class A Sales Charges for Larger Investments”:

In addition, certain investors may purchase shares at no sales charge or at a reduced sales charge. For example, Class A Shares are offered at no sales charge to investors who are clients of financial intermediaries who have entered into an agreement with the Underwriter to offer Fund shares through self-directed investment brokerage accounts that do not charge transaction fees to their clients. See the SAI for a description of this and other situations in which sales charges are reduced or waived.

In addition, the first sentence of the first paragraph on page 53 of the Prospectus under “Shareowner Guide – How to Invest in the Pyxis Funds – Class B Shares” is amended and restated as follows:

Existing shareholders of Class B Shares may continue to hold their Class B Shares, reinvest dividends into Class B Shares and exchange their Class B Shares for Class B Shares of other participating Pyxis Fund portfolios or Money Market Fund, or for other classes of the same Fund (as permitted by current exchange privilege rules).

Redemption of Shares

Effective immediately, references to “redemption fee” in the fourth full paragraph under “Redemption of Shares” on pages 55-56 of the Class A, Class B and Class C Shares Prospectus, and on page 48-49 of the Class Z Shares Prospectus are replaced with references to “redemption/exchange fee.”

PFI PRO SUP 09/12.

In addition, the following sentence is added to the end of the fourth full paragraph under “Redemption of Shares” on pages 55-56 of the Class A, Class B and Class C Shares Prospectus, and on page 48-49 of the Class Z Shares Prospectus”:

In addition, the Adviser may, at its discretion, waive a redemption/exchange fee.

In addition, the third sentence of the instructions regarding the “By telephone or the Internet” method in the chart on page 57 of the Class A, Class B and Class C Shares Prospectus, and on page 50 of the Class Z Shares Prospectus under “Redemption of Shares” is amended and restated as follows:

You may request that proceeds from telephone or Internet redemptions be mailed to you by check (if your address has not changed in the prior 30 days) or forwarded to you by bank wire. If you would like to request that such proceeds be invested in shares of other registered, open-end investment companies advised by the Adviser and distributed by the Underwriter, please see “Exchange of Shares” below.

Exchange of Shares

Effective immediately, the first seven paragraphs under “Exchange of Shares” beginning on pages 58-59 of the Class A, Class B and Class C Shares Prospectus, and on page 51-52 of the Class Z Shares Prospectus are amended and restated as follows:

Exchange of Shares

Shareholders of a Fund may exchange their Fund shares on any business day for shares of the same share class of any series of Pyxis Funds I and Pyxis Funds II and such exchanges will be effected at the relative daily NAVs per share, plus any applicable redemption/exchange fee with respect to the exchanged shares (see “Redemption of Shares”). If you do not currently have an account in the fund into which you wish to exchange your shares, you will need to exchange at least $2,500 ($25 for individual retirement accounts) of Floating Rate Opportunities Fund shares and $5,000 ($25 for individual retirement accounts) of Long/Short Equity and Long/Short Healthcare Funds shares in order to satisfy such Fund’s current minimum investment account requirement. Read the Prospectus carefully before investing.

Additionally, you can also exchange your Fund shares on any business day for shares of the RBB Money Market Fund (the “Money Market Fund”), a money market mutual fund advised by BlackRock Institutional Management Corporation. The minimum to open an account in the Money Market Fund is currently $1,000. Call (877) 665-1287 for the Money Market Fund prospectus, including applicable investment minimums, and read it carefully before investing.

Shareholders of the Funds, Pyxis Funds II and the Money Market Fund may exchange their shares daily for shares of the same class of one of the Funds at the relative daily NAVs per share.

Shareholders of the Funds may exchange their shares in a class of a Fund daily for shares of a different class of the same Fund, provided that such shareholder is eligible to purchase shares of the requested class (a “Same-Fund Exchange”).

If the shares of the Funds or any Participating Fund (other than the Money Market Fund) that you are exchanging (the “Exchanged Shares”) are subject to a CDSC, you will not be charged that CDSC upon the exchange. However, when you sell the shares acquired through the exchange (the “Acquired Shares”), the shares sold may be subject to a CDSC, depending upon when you originally purchased the Exchanged Shares. For purposes of determining the applicability of a CDSC, the length of time you own your shares will be computed from the date of your original purchase of the Exchanged Shares (and includes the period during which the Acquired Shares were held), and the applicable CDSC will be based on the CDSC schedule of the Exchanged Shares. No CDSC is charged when you exchange your shares of the Funds into the Money Market Fund; however, notwithstanding any statement above to the contrary, the applicable CDSC (based on the CSDC schedule of the Exchanged Shares) will be imposed when shares are redeemed from the Money Market Fund and will be calculated without regard to the holding time of the Money Market Fund.

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, the Funds may reject any exchange request for any reason, including if they do not think that the exchange is in the best interests of the Funds and/or their shareholders. The Funds may also terminate your exchange privilege if the Adviser determines that your exchange activity is likely to adversely impact its ability to manage the Funds or if the Funds otherwise determine that your exchange activity is contrary to their short-term trading policies and procedures.

Except with respect to Same-Fund Exchanges, unless you are a tax-exempt investor or investing through a tax-deferred retirement plan or other tax-advantaged arrangement, an exchange is generally a taxable event, and you may realize a gain or a loss for U.S. federal income tax purposes. With respect to Same-Fund Exchanges, a Same-Fund Exchange is not expected to result your realization of a capital gain or loss for U.S. federal income tax purposes. See “Taxation.”

To exchange via the Internet, visit the Funds’ website at http://pyxisais.com. To exchange by telephone, call 1-877-665-1287. Please have your account number and taxpayer identification number available when calling.

Taxation

Effective immediately, the first sentence of the sixth paragraph beginning on page 62 of the Class A, Class B and Class C Shares Prospectus, and on page 55 of the Class Z Shares Prospectus under “Taxation” is amended and restated as follows:

If you sell, exchange or otherwise dispose of any of your shares of a Fund (including (i) exchanging them for shares of another Fund (another series of Pyxis Funds I, a series of Pyxis Funds II, the Money Market Fund or any other Participating Fund)(but not for shares of another class of the same Fund in a Same-Fund Exchange) or (ii) through a redemption), you will generally recognize a gain or loss in an amount equal to the difference between your tax basis in such shares of the Fund and the amount you receive upon disposition of such shares.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR FUTURE REFERENCE

PYXIS FUNDS I

Pyxis Long/Short Equity Fund

Pyxis Long/Short Healthcare Fund

Pyxis Floating Rate Opportunities Fund

Class A, B, C and Z Shares

Supplement dated September 5, 2012 to the Class A, Class B, Class C and Class Z Shares

Statement of Additional Information dated November 1, 2011, as supplemented from time to time

This Supplement provides new and additional information beyond that contained in the Statement of Additional Information and should be read in conjunction with the Statement of Additional Information.

Programs for Reducing or Eliminating Sales Charges

Effective immediately, the second paragraph on page 46 of the Statement of Additional Information under “Programs for Reducing or Eliminating Sales Charges – Sponsored Arrangements” is amended and restated as follows:

Class A shares may also be purchased at a reduced or zero sales charge by (i) clients of Financial Advisors that have entered into agreements with the Underwriter or the Funds pursuant to which a Fund is included as an investment option in programs involving fee-based compensation arrangements; (ii) clients of Financial Advisors that have entered into agreements with the Underwriter pursuant to which such Financial Advisor offers Fund shares through self-directed investment brokerage accounts that do not charge transaction fees to its clients; and (iii) participants in certain retirement plans.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE

4